Prepared outside the Commonwealth by:            When recorded please return to:

Pat Moran, Esq.                                  Flagler Title Insurance Company
Sonnenschein Nath & Rosenthal, LLP
8000 Sears Tower                                   ____________________________
233 South Wacker
Chicago, Illinois 60606                            ____________________________

                                                   ____________________________
Tax Map No:  14-64

                                                                   EXHIBIT 10.37

            THE TOTAL AMOUNT SECURED BY THE DEED OF TRUST (AS DEFINED
        HEREINBELOW) IS LIMITED TO THE PRINCIPAL AMOUNT OF $2,800,000.00
         PLUS ALL COSTS AND EXPENSES, AS MORE PARTICULARLY SET FORTH IN
                               THE DEED OF TRUST.

                       THIS IS A CREDIT LINE DEED OF TRUST

                            CREDIT LINE DEED OF TRUST
                   ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND
                                 FIXTURE FILING

                                     MADE BY

                    GLIMCHER PROPERTIES LIMITED PARTNERSHIP,

                                   AS GRANTOR

                                       TO

                      ALEXANDER TITLE AGENCY, INCORPORATED
                                   AS TRUSTEE

                               FOR THE BENEFIT OF

                          KEYBANK NATIONAL ASSOCIATION

                                 AS BENEFICIARY

                          Dated as of: October 17, 2003

Twin County Mall, Galax, Virginia

                            CREDIT LINE DEED OF TRUST
                   ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND
                                 FIXTURE FILING

                            Project Commonly Known As
                       "Twin County Mall, Galax, Virginia"

         THIS CREDIT LINE DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING (this "Deed of Trust") is made as of October __, 2003, by Glimcher Properties Limited Partnership, a limited partnership organized under the laws of the State of Delaware ("Grantor") whose address is 150 East Gay Street, Columbus, Ohio 43215, in favor of ALEXANDER TITLE AGENCY, INCORPORATED, a Virginia Corporation, its successors and assigns ("Trustee") whose address is 7921 Jones Branch Drive, Suite 600, McLean, Virginia, 22102, for the benefit of KEYBANK NATIONAL ASSOCIATION, as administrative agent for itself and one or more Lenders (as defined in that certain Credit Agreement bearing the date October __, 2003 by and between Glimcher Properties Limited Partnership, a Delaware limited partnership (the "Borrower"), such Lenders and KEYBANK NATIONAL ASSOCIATION, as administrative agent, hereinafter the "Credit Agreement"), (together with its successors and assigns, the "Beneficiary"), whose address is 127 Public Square, Cleveland, Ohio 44114; the addresses of the Lenders being set forth in Exhibit B to this Deed of Trust.

1.       GRANT AND SECURED OBLIGATIONS.

         1.1 Grant. Borrower has executed and delivered to the Lenders certain promissory notes and may in the future execute and deliver to the Lenders additional promissory notes (the promissory notes, made in favor of the Lenders, together with any amendments or allonges thereto, or restatements, replacements or renewals thereof, or new promissory notes to new Lenders under the Credit Agreement, are collectively referred to herein as the "Notes"), in and by which the Borrower promises to pay the principal of all Loans under such Credit Agreement and interest at the rate and in installments as provided in the Notes, with a final payment of the outstanding principal balance and accrued and unpaid interest being due on or before October __, 2006. The maximum aggregate principal amount of the Loans evidenced by the Notes shall be $150,000,000. However, the maximum principal amount of the indebtedness secured by this Deed of Trust is $2,800,000. The indebtedness secured hereby shall be governed by the terms and conditions of the Credit Agreement. To the extent there may be any inconsistency between the terms and provisions of this Deed of Trust and the terms and provisions of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern and control. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.

         In consideration of the debt evidenced by the Notes and the Commitments evidenced by the Credit Agreement and to secure the timely payment of both principal and interest in accordance with the terms and provisions of the Notes and in accordance with the terms, provisions and limitations of this Deed of Trust, to secure the payment of any and all amounts advanced by the Administrative Agent or the Lenders with respect to the Premises for the payment of taxes, assessments, insurance premiums or any other costs incurred in the protection of the Premises, and to secure the performance of the covenants and agreements contained herein

Twin County Mall, Galax, Virginia
and in the Notes, the Credit Agreement, the Guaranty, the Subsidiary Guaranty and any other documents evidencing and securing the loan secured hereby or delivered to Beneficiary pursuant to the Credit Agreement (collectively, the "Loan Documents") to be performed by Grantor, and to secure all Rate Management Transactions entered into with the Administrative Agent or any of the Lenders in connection with the Credit Agreement, and for the purpose of securing payment and performance of the Secured Obligations defined and described in Section 1.2 below, Grantor hereby irrevocably and unconditionally grants, bargains, sells, conveys, mortgages and warrants to Beneficiary, with power of sale and with right of entry and possession, all estate, right, title and interest which Grantor now has or may later acquire in and to the following property (all or any part of such property, or any interest in all or any part of it, as the context may require, the "Property"):

                  (a) The real property located in the County of Carroll, Commonwealth of Virginia , as described in Exhibit A, together with all existing and future easements and rights affording access to it (the "Premises"); together with

                  (b) All buildings, structures and improvements now located or later to be constructed on the Premises (the "Improvements"); together with

                  (c) All existing and future appurtenances, privileges, easements, franchises and tenements of the Premises, including all minerals, oil, gas, other hydrocarbons and associated substances, sulphur, nitrogen, carbon dioxide, helium and other commercially valuable substances which may be in, under or produced from any part of the Premises, all development rights and credits, air rights, water, water rights (whether riparian, appropriative or otherwise, and whether or not appurtenant) and water stock, and any Premises lying in the streets, roads or avenues, open or proposed, in front of or adjoining the Premises and Improvements; together with

                  (d) All existing and future leases, subleases, subtenancies, licenses, occupancy agreements and concessions ("leases") relating to the use and enjoyment of all or any part of the Premises and Improvements, and any and all guaranties and other agreements relating to or made in connection with any of such leases; together with

                  (e) All real property and improvements on it, and all appurtenances and other property and interests of any kind or character, whether described in Exhibit A or not, which may be reasonably necessary or desirable to promote the present and any reasonable future beneficial use and enjoyment of the Premises and Improvements; together with

                  (f) All goods, materials, supplies, chattels, furniture, fixtures, equipment and machinery now or later to be attached to, placed in or on, or used in connection with the use, enjoyment, occupancy or operation of all or any part of the Premises and Improvements, whether stored on the Premises or elsewhere, including all pumping plants, engines, pipes, ditches and flumes, and also all gas, electric, cooking, heating, cooling, air conditioning, lighting, refrigeration and plumbing fixtures and equipment, all of which shall be considered to the fullest extent of the law to be real property for purposes of this Deed of Trust and any manufacturer's warranties with respect thereto; together with

                  (g) All building materials, equipment, work in process or other personal property of any kind, whether stored on the Premises or elsewhere, which have been or later will

Twin County Mall, Galax, Virginia
be acquired for the purpose of being delivered to, incorporated into or installed in or about the Premises or Improvements; together with

                  (h) All of Grantor's interest in and to all operating accounts pertaining to the Property and the Loan funds, whether disbursed or not; together with

                  (i) All rights to the payment of money, accounts, accounts receivable, reserves, deferred payments, refunds, cost savings, payments and deposits, whether now or later to be received from third parties (including all earnest money sales deposits) or deposited by Grantor with third parties (including all utility deposits), contract rights, development and use rights, governmental permits and licenses, applications, architectural and engineering plans, specifications and drawings, as-built drawings, chattel paper, instruments, documents, notes, drafts and letters of credit (other than letters of credit in favor of Beneficiary), which arise from or relate to construction on the Premises or to any business now or later to be conducted on it, or to the Premises and Improvements generally and any builder's or manufacturer's warranties with respect thereto; together with

                  (j) All insurance policies pertaining to the Premises and all proceeds, including all claims to and demands for them, of the voluntary or involuntary conversion of any of the Premises, Improvements or the other property described above into cash or liquidated claims, including proceeds of all present and future fire, hazard or casualty insurance policies and all condemnation awards or payments now or later to be made by any public body or decree by any court of competent jurisdiction for any taking or in connection with any condemnation or eminent domain proceeding, and all causes of action and their proceeds for any damage or injury to the Premises, Improvements or the other property described above or any part of them, or breach of warranty in connection with the construction of the Improvements, including causes of action arising in tort, contract, fraud or concealment of a material fact; together with

                  (k) All of Grantor's rights in and to all Rate Management Transactions entered into with the Administrative Agent or any of the Lenders in connection with the Credit Agreement;

                  (l) All books and records pertaining to any and all of the property described above, including computer-readable memory and any computer hardware or software necessary to access and process such memory ("Books and Records"); together with

                  (m) All proceeds of, additions and accretions to, substitutions and replacements for, and changes in any of the property described above.

         Capitalized terms used above and elsewhere in this Deed of Trust without definition have the meanings given them in the Credit Agreement referred to in Subsection 1.2(a)(iii) below.

         1.2      Secured Obligations.

                  (a) Grantor makes the grant, conveyance, and mortgage set forth in Section 1.1 above, and grants the security interest set forth in
Section 3 below for the purpose of securing the following obligations (the "Secured Obligations") in any order of priority that Beneficiary may choose:

Twin County Mall, Galax, Virginia

                           (i)      Payment of all obligations at any time owing
under the Notes under the terms of the Credit Agreement; and

                           (ii)     Payment and performance of all obligations
of Grantor under this Deed of Trust; and

                           (iii)    Payment and performance of all obligations
of Grantor under the Credit Agreement; and

                           (iv)     Payment and performance of any obligations
of Grantor under any Loan Documents which are executed by Grantor; and

                           (v)      Payment and performance of all obligations
of Grantor arising from any Rate Management Transactions entered into with the Administrative Agent or any of the Lenders in connection with the Credit Agreement. Rate Management Transactions shall mean an interest rate hedging program through the purchase by Grantor from the Administrative Agent or any of the Lenders in connection with an interest rate swap, cap, or such other interest rate protection product with respect to the Credit Agreement; and

                           (vi)     Payment and performance of all future
advances and other obligations that Grantor or any successor in ownership of all or part of the Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Beneficiary, when a writing evidences the parties' agreement that the advance or obligation be secured by this Deed of Trust; and

                           (vii)    Payment and performance of all
modifications, amendments, extensions, and renewals, however evidenced, of any of the Secured Obligations.

                  (b) All persons who may have or acquire an interest in all or any part of the Property will be considered to have notice of, and will be bound by, the terms of the Secured Obligations and each other agreement or instrument made or entered into in connection with each of the Secured Obligations. Such terms include any provisions in the Note or the Credit Agreement which permit borrowing, repayment and reborrowing, or which provide that the interest rate on one or more of the Secured Obligations may vary from time to time.

2.       ASSIGNMENT OF RENTS.

         2.1 Assignment. Grantor hereby irrevocably, absolutely, presently and unconditionally assigns to Beneficiary all rents, royalties, issues, profits, revenue, income, accounts, proceeds and other benefits of the Property, whether now due, past due or to become due, including all prepaid rents and security deposits (some or all collectively, as the context may require, "Rents"). This is an absolute assignment, not an assignment for security only.

         2.2 Grant of License. Beneficiary hereby confers upon Grantor a license ("License") to collect and retain the Rents as they become due and payable, so long as no Event of Default, as defined in Section 6.2 below, shall exist and be continuing. If an Event of Default has occurred and is continuing, Beneficiary shall have the right, which it may choose to exercise in its sole discretion, to terminate this License without notice to or demand upon Grantor, and without regard to the adequacy of Beneficiary's security under this Deed of Trust.

Twin County Mall, Galax, Virginia

         2.3 Collection and Application of Rents. Subject to the License granted to Grantor under Section 2.2 above, Beneficiary has the right, power and authority to collect any and all Rents. Grantor hereby appoints Beneficiary its attorney-in-fact to perform any and all of the following acts, if and at the times when Beneficiary in its sole discretion may so choose:

                  (a) Demand, receive and enforce payment of any and all Rents; or

                  (b) Give receipts, releases and satisfactions for any and all Rents; or

                  (c) Sue either in the name of Grantor or in the name of Beneficiary for any and all Rents.

Beneficiary and Grantor agree that the mere recordation of the assignment granted herein entitles Beneficiary immediately to collect and receive rents upon the occurrence of an Event of Default, as defined in Section 6.2, without first taking any acts of enforcement under applicable law, such as, but not limited to, providing notice to Grantor, filing foreclosure proceedings, or seeking and/or obtaining the appointment of a receiver. Further, Beneficiary's right to the Rents does not depend on whether or not Beneficiary takes possession of the Property as permitted under Subsection 6.3(c). In Beneficiary's sole discretion, Beneficiary may choose to collect Rents either with or without taking possession of the Property. Beneficiary shall apply all Rents collected by it in the manner provided under Section 6.6. If an Event of Default occurs while Beneficiary is in possession of all or part of the Property and is collecting and applying Rents as permitted under this Deed of Trust, Beneficiary and any receiver shall nevertheless be entitled to exercise and invoke every right and remedy afforded any of them under this Deed of Trust and at law or in equity.

         2.4 Beneficiary Not Responsible. Under no circumstances shall Beneficiary have any duty to produce Rents from the Property. Regardless of whether or not Beneficiary, in person or by agent, takes actual possession of the Premises and Improvements, unless Beneficiary agrees in writing to the contrary, Beneficiary is not and shall not be deemed to be:

                  (a)      A "Beneficiary in possession" for any purpose; or

                  (b) Responsible for performing any of the obligations of the lessor under any lease; or

                  (c) Responsible for any waste committed by lessees or any other parties, any dangerous or defective condition of the Property, or any negligence in the management, upkeep, repair or control of the Property unless caused by the gross negligence, willful misconduct or bad faith of Beneficiary; or

                  (d) Liable in any manner for the Property or the use, occupancy, enjoyment or operation of all or any part of it.

         2.5 Leasing. Grantor shall not accept any deposit or prepayment of rents under the leases for any rental period exceeding one (1) month without Beneficiary's prior written consent. Grantor shall not lease the Property or any part of it except strictly in accordance with the Credit Agreement.

Twin County Mall, Galax, Virginia

3.       GRANT OF SECURITY INTEREST.

         3.1 Security Agreement. The parties intend for this Deed of Trust to create a lien on the Property, and an absolute assignment of the Rents, all in favor of Beneficiary. The parties acknowledge that some of the Property and some or all of the Rents may be determined under applicable law to be personal property or fixtures. To the extent that any Property or Rents may be or be determined to be personal property, Grantor as debtor hereby grants Beneficiary and Trustee as secured parties a security interest in all such Property and Rents, to secure payment and performance of the Secured Obligations. This Deed of Trust constitutes a security agreement under the Uniform Commercial Code of the State in which the Property is located, covering all such Property and Rents.

         3.2 Financing Statements. Grantor hereby authorizes Beneficiary to file one or more financing statements. In addition, Grantor shall execute such other documents as Beneficiary may from time to time require to perfect or continue the perfection of Beneficiary's security interest in any Property or Rents. As provided in Section 5.10 below, Grantor shall pay all fees and costs that Beneficiary may incur in filing such documents in public offices and in obtaining such record searches as Beneficiary may reasonably require. In case Grantor fails to execute any financing statements or other documents for the perfection or continuation of any security interest, Grantor hereby appoints Beneficiary as its true and lawful attorney-in-fact to execute any such documents on its behalf. If any financing statement or other document is filed in the records normally pertaining to personal property, that filing shall never be construed as in any way derogating from or impairing this Deed of Trust or the rights or obligations of the parties under it.

4.       FIXTURE FILING.

         This Deed of Trust constitutes a financing statement filed as a fixture filing under Article 9 of the Uniform Commercial Code in the State in which the Property is located, as amended or recodified from time to time, covering any Property which now is or later may become fixtures attached to the Premises or Improvements. For this purpose, the respective addresses of Grantor, as debtor, and Beneficiary and Trustee, as secured parties, are as set forth in the preambles of this Deed of Trust.

5.       RIGHTS AND DUTIES OF THE PARTIES.

         5.1 Representations and Warranties. Grantor represents and warrants that:

                  (a) Grantor lawfully possesses and holds fee simple title to all of the Premises and Improvements;

                  (b) Grantor has or will have good title to all Property other than the Premises and Improvements;

                  (c) Grantor has the full and unlimited power, right and authority to encumber the Property and assign the Rents;

                  (d) This Deed of Trust creates a first and prior lien on the Property;

Twin County Mall, Galax, Virginia

                  (e) The Property includes all property and rights which may be reasonably necessary or desirable to promote the present and any reasonable future beneficial use and enjoyment of the Premises and Improvements;

                  (f) Grantor owns any Property which is personal property free and clear of any security agreements, reservations of title or conditional sales contracts, and there is no financing statement affecting such personal property on file in any public office; and

                  (g) Grantor's place of business, or its chief executive office if it has more than one place of business, is located at the address specified below.

         5.2 Taxes, and Assessments. Grantor shall , prior to delinquency, pay or cause to be paid each installment of all taxes and special assessments of every kind, now or hereafter levied against the Property or any part thereof, without notice or demand, and shall provide Beneficiary with evidence of the payment of same. Grantor shall pay all taxes and assessments which may be levied upon Beneficiary's or the Lenders' interest herein or upon this Deed of Trust or the debt secured hereby (excluding any income taxes or similar charges imposed upon Beneficiary or the Lenders), without regard to any law that may be enacted imposing payment of the whole or any part thereof upon the Beneficiary or any Lender. Notwithstanding anything contained in this Section to the contrary, Grantor shall have the right to pay or cause to be paid any such tax or special assessment under protest or to otherwise contest any such tax or special assessment but only if (i) such contest has the effect of preventing the collection of such tax or special assessment so contested and also prevent the sale or forfeiture of the Property or any part thereof or any interest therein,
(ii) Grantor promptly notifies Beneficiary in writing of its intent to contest such tax or special assessment, and (iii) if so requested in writing by Beneficiary, Grantor has deposited security in form and amount reasonably satisfactory to Beneficiary, and increases the amount of such security so deposited promptly after Beneficiary's request therefor. Grantor shall prosecute or cause the prosecution of all such contest actions in good faith and with due diligence.

         5.3 Performance of Secured Obligations. Grantor shall promptly pay and perform each Secured Obligation in accordance with its terms.

         5.4 Liens, Charges and Encumbrances. Grantor shall immediately discharge any lien on the Property which Beneficiary has not consented to in writing in accordance with the terms of Section 6.16 of the Credit Agreement.

         5.5 Damages, Restoration, and Insurance Proceeds. As long as no Event of Default has occurred and is then continuing, all insurance proceeds for losses at the Property of less than $500,000.00 shall be adjusted with and payable to the Grantor. In case of loss, Beneficiary shall have the right (but not the obligation) to participate in and reasonably approve the settlement of any insurance claim in excess of $500,000.00 and all claims thereafter, and Beneficiary is at all times authorized to collect and receive any insurance money for those claims which Beneficiary is entitled to approve the settlement of hereunder however, notwithstanding the forgoing, if the Property is damaged and the Borrower elects to release the Property from the Collateral Pool in accordance with the terms of Section 2.7(c) of the Credit Agreement, upon such release, all insurance proceeds for such damage to the Property shall be payable to the Grantor.

Twin County Mall, Galax, Virginia

         At the election of Beneficiary, such insurance proceeds may be applied to reduce the outstanding balance of the indebtedness under the Credit Agreement or to pay for costs of repair and restoration of the Property; provided, however, that so long as no Event of Default has occurred and is then continuing, Beneficiary shall make such insurance proceeds available to pay for such costs of repair and restoration. If Beneficiary is entitled to and does elect to apply insurance proceeds in payment or reduction of the indebtedness secured hereby, then Beneficiary shall reduce the then outstanding balance of the Advances by the amount of the insurance proceeds received and so applied by Beneficiary. In the event that Beneficiary does not elect to apply the insurance proceeds to the indebtedness secured hereby as set forth above, such insurance proceeds shall be used to reimburse Grantor for the cost of rebuilding or restoring the Premises. The Premises shall be so restored or rebuilt as to be substantially the same quality and character as the Premises were prior to such damage or destruction in accordance with the original plans and specifications or to such other condition as Beneficiary shall reasonably approve in writing.

         If Beneficiary elects to make the proceeds available for repair and restoration, any request by Grantor for a disbursement by Beneficiary of fire or casualty insurance proceeds and funds deposited by Grantor with Beneficiary pursuant to this Section 5.5 shall be treated by Beneficiary as if such request were for an Advance under the Credit Agreement, and the disbursement thereof shall be conditioned upon the Borrower's compliance with and satisfaction of the same conditions precedent as would be applicable under the Credit Agreement for such an Advance, and during any such period that funds are available to the Borrower for application to restore the Property, the amount of the Borrowing Base attributable to the Property shall be determined in accordance with the terms of the Credit Agreement. Additionally, such disbursement shall also be conditioned upon Borrower's providing to Administrative Agent: updated title insurance, satisfactory evidence, as reasonably determined by Administrative Agent, that the Premises shall be so restored or rebuilt as to be of at least equal value and quality and substantially the same character as the Premises were prior to such damage or destruction in accordance with the original plans and specifications or to such other condition as Administrative Agent shall reasonably approve in writing, satisfactory evidence of the estimated cost of completion thereof and with such architect's certificates, waivers of lien, contractors' sworn statements and other evidence of cost and of payments as Administrative Agent may reasonably require and approve. The undisbursed balance of insurance proceeds shall at all times be sufficient to pay for the cost of completion of the work free and clear of liens and if such proceeds are insufficient, Grantor shall deposit the amount of such deficiency with Beneficiary prior to the disbursement by Beneficiary of (i) any insurance proceeds or (ii) any additional Advances under the Credit Agreement for such purpose.

         5.6 Condemnation Proceeds. Grantor hereby assigns, transfers and sets over unto Beneficiary its entire interest in the proceeds (the "Condemnation Proceeds") of any award or any claim for damages for any of the Property taken or damaged under the power of eminent domain or by condemnation or any transaction in lieu of condemnation ("Condemnation"), unless, notwithstanding the forgoing, (i) such taking, damage or condemnation does not cause a material diminution in the value of the Premises or (ii) Grantor elects to release the Property in accordance with the terms of Section 2.7(c) of the Credit Agreement, in which case, upon such release, all Condemnation Proceeds for damages to the Property shall be payable to the Grantor. Beneficiary shall make available to Grantor the Condemnation Proceeds for the restoration of the Premises if Grantor satisfies all of the conditions set forth in this Section
5.6 hereof for

Twin County Mall, Galax, Virginia
disbursement of insurance proceeds. In all other cases Beneficiary shall have the right, at its option, to apply the Condemnation Proceeds upon or in reduction of the indebtedness secured hereby, whether due or not. If Beneficiary is entitled to and does elect to apply Condemnation Proceeds upon or in reduction of the indebtedness secured hereby, then Beneficiary shall reduce the then outstanding balance of the Advances under the Credit Agreement by the amount of the Condemnation Proceeds received and so applied by Beneficiary and the Borrowing Base reduced. If the Condemnation Proceeds are required to be used as aforesaid to reimburse Grantor for the cost of rebuilding or restoring buildings or improvements on the Property, or if Beneficiary elects that the Condemnation Proceeds be so used, and the buildings and other improvements shall be rebuilt or restored, the Condemnation Proceeds shall be paid out in the same manner as is provided in this Section 5.6 hereof for the payment of insurance proceeds toward the cost of rebuilding or restoration of such buildings and other improvements. Any surplus which may remain out of the Condemnation Proceeds after payment of such cost of rebuilding or restoration shall, at the option of Beneficiary, be applied on account of the indebtedness secured hereby or be paid to any other party entitled thereto.

         5.7      Maintenance and Preservation of Property.

                  (a)      Grantor shall insure the Property as required by
Schedule 11 of the Credit Agreement and keep the Property in good condition and repair.

                  (b) Except as required by the terms of any lease approved by Administrative Agent, Grantor shall not remove or demolish the Property or any material part of it in any way, or materially alter, restore or add to the Property, or initiate or allow any material change or variance in any zoning or other Premises use classification which adversely affects the Property or any material part of it, except with Beneficiary's express prior written consent in each instance; the term "materially" or "material" as used in this Section 5.7(b) shall mean having a monetary effect in an amount greater than (i) $500,000 with respect to any Community Center and (ii) $1,000,000 with respect to any Regional Mall.

                  (c) Grantor shall not commit or allow any act upon or use of the Property which would violate: (i) any applicable Laws or order of any Governmental Authority, whether now existing or later to be enacted and whether foreseen or unforeseen; or (ii) any public or private covenant, condition, restriction or equitable servitude affecting the Property. Grantor shall not bring or keep any article on the Property or cause or allow any condition to exist on it, if that could invalidate or would be prohibited by any insurance coverage required to be maintained by Grantor on the Property or any part of it under the Credit Agreement.

                  (d) Grantor shall not commit or allow waste of the Property, including those acts or omissions characterized under the Credit Agreement as waste which arises out of Materials of Environmental Concern.

                  (e) Grantor shall perform all other acts which from the character or use of the Property may be reasonably necessary to maintain and preserve its value.

         5.8 Releases, Extensions, Modifications and Additional Security. From time to time, Beneficiary may perform any of the following acts without incurring any liability or giving notice to any person:

Twin County Mall, Galax, Virginia

                  (a) Release any person liable for payment of any Secured Obligation;

                  (b) Extend the time for payment, or otherwise alter the terms of payment, of any Secured Obligation;

                  (c) Accept additional real or personal property of any kind as security for any Secured Obligation, whether evidenced by deeds of trust, mortgages, security agreements or any other instruments of security;

                  (d) Alter, substitute or release any property securing the Secured Obligations;

                  (e) Consent to the making of any plat or map of the Property or any part of it;

                  (f) Join in granting any easement or creating any restriction affecting the Property; or

                  (g) Join in any subordination or other agreement affecting this Deed of Trust or the lien of it; or

                  (h)      Release the Property or any part of it.

         5.9 Release. If (a) Grantor shall fully pay all principal and interest on the Notes, and all other indebtedness secured hereby and comply with all of the other terms and provisions hereof to be performed and complied with by Grantor, and terminate the obligations of the Lenders to make additional advances under the Credit Agreement; or (b) Grantor shall comply with the terms and conditions as set forth in Section 2.7(c) of Credit Agreement for release of this Deed of Trust, Beneficiary, upon written request of Grantor stating that the requirements of either clause (a) or clause (b) above have been satisfied, shall release this Deed of Trust and the lien thereof by proper instrument upon payment and discharge of the amounts required under the Credit Agreement and payment of any filing fee in connection with such release. Grantor shall pay any costs of preparation and recordation of such release.

         5.10     Compensation, Exculpation, Indemnification.

                  (a) Grantor agrees to pay fees required by and pursuant to the Credit Agreement, for any services that Beneficiary or Trustee may render in connection with this Deed of Trust, including providing a statement of the Secured Obligations or providing the release pursuant to Section 5.9 above. Grantor shall also pay or reimburse all of Beneficiary's and Trustee's costs and expenses which may be incurred in rendering any such services. Grantor further agrees to pay or reimburse Beneficiary for all costs, expenses and other advances which may be incurred or made by Beneficiary or Trustee in any efforts to enforce any terms of this Deed of Trust, including any rights or remedies afforded to Beneficiary and Trustee under Section 6.4, whether any lawsuit is filed or not, or in defending any action or proceeding arising under or relating to this Deed of Trust, including attorneys' fees and other legal costs, costs of any Foreclosure Sale (as defined in Subsection 6.4(i) below) and any cost of evidence of title. If Beneficiary and/or Trustee, as required by applicable law, chooses to dispose of Property through more than one Foreclosure Sale, Grantor shall pay all costs, expenses or other advances that may be incurred or made by Beneficiary and/or Trustee in each of such Foreclosure Sales. . In any suit to foreclose the lien hereof or enforce any other remedy of Trustee or Beneficiary

Twin County Mall, Galax, Virginia
under this Deed of Trust or the Note, there shall be allowed and included as additional indebtedness in the decree for sale or other judgment or decree all expenditures and expenses which may be paid or incurred by or on behalf of Trustee and Beneficiary for reasonable attorneys' costs and fees (including the costs and fees of paralegals), survey charges, appraiser's fees, inspecting engineer's and/or architect's fees, fees for environmental studies and assessments and all additional expenses incurred by Trustee and Beneficiary with respect to environmental matters, outlays for documentary and expert evidence, stenographers' charges, publication costs, and costs (which may be estimated as to items to be expended after entry of the decree) of procuring all such abstracts of title, title searches and examinations, title insurance policies, and similar data and assurances with respect to title as Trustee and Beneficiary may deem reasonably necessary either to prosecute such suit or to evidence to bidders at any sale which may be had pursuant to such decree the true condition of the title to, the value of or the environmental condition of the Property. All expenditures and expenses of the nature in this Subsection mentioned, and such expenses and fees as may be incurred in the protection of the Property and maintenance of the lien of this Deed of Trust, including the fees of any attorney (including the costs and fees of paralegals) employed by Trustee or Beneficiary in any litigation or proceeding affecting this Deed of Trust, the Note or the Property, including probate and bankruptcy proceedings, or in preparation for the commencement or defense of any proceeding or threatened suit or proceeding, shall be immediately due and payable by Grantor, with interest thereon at the Default Rate and shall be secured by this Deed of Trust.

                  (b) Neither Beneficiary nor Trustee shall be directly or indirectly liable to Grantor or any other person as a consequence of any of the following:

                           (i)      Beneficiary's or Trustee's exercise of or
failure to exercise any rights, remedies or powers granted to Beneficiary and/or Trustee in this Deed of Trust;

                           (ii)     Beneficiary's failure or refusal to perform
or discharge any obligation or liability of Grantor under any agreement related to the Property or under this Deed of Trust; or

                           (iii)    Any loss sustained by Grantor or any third
party resulting from Beneficiary's failure to lease the Property, or from any other act or omission of Beneficiary in managing the Property, after an Event of Default, unless the loss is caused by the willful misconduct, gross negligence or bad faith of Beneficiary.

         Grantor hereby expressly waives and releases all liability of the types described above, and agrees that no such liability shall be asserted against or imposed upon Beneficiary or Trustee.

                  (c) Grantor agrees to indemnify Beneficiary and Trustee against and hold them harmless from all losses, damages, liabilities, claims, causes of action, judgments, court costs, attorneys' fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other costs and expenses which they may suffer or incur, unless caused by the gross negligence, willful misconduct or bad faith of the Beneficiary:

                           (i)      In performing any act required or permitted
by this Deed of Trust or any of the other Loan Documents or by law;

Twin County Mall, Galax, Virginia

                           (ii)     Because of any failure of Grantor to perform
any of its obligations; or

                           (iii)    Because of any alleged obligation of or
undertaking by Beneficiary and/or Trustee to perform or discharge any of the representations, warranties, conditions, covenants or other obligations in any document relating to the Property other than the Loan Documents.

         This agreement by Grantor to indemnify Beneficiary and Trustee shall survive the release and cancellation of any or all of the Secured Obligations and the full or partial release of this Deed of Trust.

                  (d) Grantor shall pay all obligations to pay money arising under this Section 5.9 immediately upon demand by Beneficiary. Each such obligation shall be added to, and considered to be part of, the principal of the Note, and shall bear interest from the date the obligation arises at the Default Rate.

         5.11 Defense and Notice of Claims and Actions. At Grantor's sole expense, Grantor shall protect, preserve and defend the Property and title to and right of possession of the Property, and the security of this Deed of Trust and the rights and powers of Beneficiary created under it, against all adverse claims. Grantor shall give Beneficiary prompt notice in writing if any claim is asserted which does or could affect any such matters, or if any action or proceeding is commenced which alleges or relates to any such claim.

         5.12 Subrogation. Beneficiary shall be subrogated to the liens of all encumbrances, whether released of record or not, which are discharged in whole or in part by Beneficiary in accordance with this Deed of Trust or with the proceeds of any loan secured by this Deed of Trust.

         5.13 Site Visits, Observation and Testing. Beneficiary and its agents and representatives shall have the right at any reasonable time to enter and visit the Property for the purpose of performing appraisals, observing the Property, and conducting non-invasive tests (unless Beneficiary has a good faith reason to believe that the taking and removing soil or groundwater samples is required, and in such case, conducting such tests) on any part of the Property. Beneficiary has no duty, however, to visit or observe the Property or to conduct tests, and no site visit, observation or testing by Beneficiary, its agents or representatives shall impose any liability on any of Beneficiary, its agents or representatives. In no event shall any site visit, observation or testing by Beneficiary, its agents or representatives be a representation that Materials of Environmental Concern are or are not present in, on or under the Property, or that there has been or shall be compliance with any law, regulation or ordinance pertaining to Materials of Environmental Concern or any other applicable governmental law. Neither Grantor nor any other party is entitled to rely on any site visit, observation or testing by any of Beneficiary, its agents or representatives. Neither Beneficiary, its agents or representatives owe any duty of care to protect Grantor or any other party against, or to inform Grantor or any other party of, any Materials of Environmental Concern or any other adverse condition affecting the Property. Beneficiary shall give Grantor reasonable notice before entering the Property. Beneficiary shall make reasonable efforts to avoid interfering with Grantor's use of the Property in exercising any rights provided in this Section 5.13. Notwithstanding the foregoing, all rights granted to Beneficiary under this Section 5.13 are subject to all rights of tenants to the Property.

Twin County Mall, Galax, Virginia

         5.14 Notice of Change. Grantor shall give Beneficiary prior written notice of any change in: (a) the location of its place of business or its chief executive office if it has more than one place of business; (b) the location of any of the Property, including the Books and Records; and (c) Grantor's name or business structure. Unless otherwise approved by Beneficiary in writing, all Property that consists of personal property (other than the Books and Records) will be located on the Premises and all Books and Records will be located at Grantor's place of business or chief executive office if Grantor has more than one place of business.

6.       TRANSFERS, DEFAULT AND REMEDIES.

         6.1 Transfers. "Grantor acknowledges that Beneficiary is making one or more advances under the Credit Agreement in reliance on the expertise, skill and experience of Grantor; thus, the Secured Obligations include material elements similar in nature to a personal service contract. In consideration of Beneficiary's reliance, Grantor agrees that Grantor shall not make any transfer of the Property or its interests therein, except for leases in the ordinary course (a "Transfer"), unless the Transfer is preceded by Beneficiary's express written consent to the particular transaction and transferee. Beneficiary may withhold such consent in its sole discretion.

         6.2 Events of Default. Grantor will be in default under this Deed of Trust upon the occurrence of any one or more of the following events (some or all collectively, "Events of Default;" any one singly, an "Event of Default").

                  (a) If a default shall occur with respect to covenants, agreements and obligations of Grantor under this Deed of Trust involving the payment of money (other than a default in the payment of principal when due as provided in Section 7.1 of the Credit Agreement) and shall continue for a period of five (5) business days after the due date thereof; or

                  (b) If there is a failure to perform or observe any of the other covenants, agreements and conditions contained in this Deed of Trust in accordance with the terms hereof, and such default continues unremedied for a period of thirty (30) days after written notice from Beneficiary to defaulting Grantor of the occurrence thereof; or

                  (c) An "Event of Default" occurs under the Credit Agreement or any other Loan Document.

         6.3 Remedies. At any time after an Event of Default, Beneficiary shall be entitled to invoke any and all of the rights and remedies described below, in addition to all other rights and remedies available to Beneficiary at law or in equity. All of such rights and remedies shall be cumulative, and the exercise of any one or more of them shall not constitute an election of remedies.

                  (a) Acceleration. Upon the occurrence and continuation of any Event of Default above under subsections 6.2 (a) or 6.2 (b) above, the Property shall no longer be eligible to be included in the calculation of the Borrowing Base unless the Required Lenders consent to its continued inclusion. Upon the occurrence of an Event of Default under subsection 6.2 (c) above, or if upon removal of the Property from the Borrowing Base, the Borrower does not reduce the outstanding balance of the Loans to be less than or equal to the recomputed Borrowing Base within the time period allowed under Section 2.7(b) of the Credit Agreement,

Twin County Mall, Galax, Virginia
then the whole of said principal sum hereby secured shall, at once either automatically or at the option of Beneficiary as described in Section 8.1 of the Credit Agreement, become immediately due and payable, together with accrued interest thereon, without any presentment, demand, protest or notice of any kind to Grantor, and the Trustee at the request of the Beneficiary may also declare said principal sum and accrued interest to be due and payable.

                  (b) Receiver. Beneficiary shall, as a matter of right, without notice and without giving bond to Grantor or anyone claiming by, under or through Grantor, and without regard for the solvency or insolvency of Grantor or the then value of the Property, to the extent permitted by applicable law, be entitled to have a receiver appointed for all or any part of the Property and the Rents, and the proceeds, issues and profits thereof, with the rights and powers referenced below and such other rights and powers as the court making such appointment shall confer, and Grantor hereby consents to the appointment of such receiver and shall not oppose any such appointment. Such receiver shall have all powers and duties prescribed by applicable law, all other powers which are necessary or usual in such cases for the protection, possession, control, management and operation of the Property, and such rights and powers as Beneficiary would have, upon entering and taking possession of the Property under subsection (c) below.

                  (c) Entry. Beneficiary, in person, by agent or by court-appointed receiver, may enter, take possession of, manage and operate all or any part of the Property, and may also do any and all other things in connection with those actions that Beneficiary may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust. Such other things may include: taking and possessing all of Grantor's or the then owner's Books and Records; entering into, enforcing, modifying or canceling leases on such terms and conditions as Beneficiary may consider proper; obtaining and evicting tenants; fixing or modifying Rents; collecting and receiving any payment of money owing to Beneficiary; completing any unfinished construction; and/or contracting for and making repairs and alterations. If Beneficiary so requests, Grantor shall assemble all of the Property that has been removed from the Premises and make all of it available to Beneficiary at the site of the Premises. Grantor hereby irrevocably constitutes and appoints Beneficiary as Grantor's attorney-in-fact to perform such acts and execute such documents as Beneficiary in its sole discretion may consider to be appropriate in connection with taking these measures, including endorsement of Grantor's name on any instruments.

                  (d) Cure; Protection of Security. Beneficiary may cure any breach or default of Grantor, and if it chooses to do so in connection with any such cure, Beneficiary may also enter the Property and/or do any and all other things which it may in its sole discretion consider necessary and appropriate to protect the security of this Deed of Trust, including, without limitation, completing construction of the improvements at the Property contemplated by the Credit Agreement. Such other things may include: appearing in and/or defending any action or proceeding which purports to affect the security of, or the rights or powers of Beneficiary under, this Deed of Trust; paying, purchasing, contesting or compromising any encumbrance, charge, lien or claim of lien which in Beneficiary's sole judgment is or may be senior in priority to this Deed of Trust, such judgment of Beneficiary or to be conclusive as among the parties to this Deed of Trust; obtaining insurance and/or paying any premiums or charges for insurance required to be carried under the Credit Agreement; otherwise caring for and protecting any and all of the Property; and/or employing counsel, accountants, contractors and other appropriate persons to assist Beneficiary. Beneficiary may take any of the actions permitted under this

Twin County Mall, Galax, Virginia

Subsection 6.3(d) either with or without giving notice to any person. Any amounts expended by Beneficiary under this Subsection 6.3(d) shall be secured by this Deed of Trust.

                  (e) Uniform Commercial Code Remedies. Beneficiary may exercise any or all of the remedies granted to a secured party under the Uniform Commercial Code in the State in which the Property is located.

                  (f) Foreclosure and Sale: Instruct the Trustee to sell, and, in the case of any default of any purchaser, to resell, the Property or any part thereof at one or more public sales in accordance with the applicable laws of the jurisdiction in which the Property is located, without notice except as required or set forth herein or by law, upon such terms and conditions, in such parcels, at such time and place as the Trustee shall deem advantageous and proper, and without regard to any right of the Grantor or any other person to the marshalling of liens and/or assets, such rights and any benefit of the doctrine of election of remedies being hereby waived, and the Grantor hereby declares its assent to the passing of a decree for the sale of any or all of the Property or any estate or interest therein by any equity court having jurisdiction over the sale of the Property. Any sale made by the Trustee hereunder shall be after previous daily advertisement and such other advertisement as the Trustee shall deem advantageous and proper and at such other times and containing such information as appropriate under any applicable laws and regulations, without regard to any right of the Grantor or any other person to the marshalling of assets. Upon compliance with the terms of such sale, the Trustee shall convey to and at the cost of the purchaser, the Property so sold, free and discharged of and from all estate, right, title or interest of the Grantor at law or in equity. The aforesaid power of sale and assent to decree are granted as cumulative of the other remedies provided hereby or by law for collection of the Indebtedness, and shall not be exhausted by one exercise thereof but may be exercised until full and indefeasible payment of all of the Indebtedness. In the event of any sale under this Deed of Trust by virtue of the exercise of the powers herein granted, or pursuant to any order in any judicial proceeding or otherwise, the Property may be sold as an entirety or in separate parcels and in such manner or order as the Trustee may deem appropriate, and the Personalty covered by this Deed of Trust may be sold at the same sale as the Property or at one or more separate sales in any manner permitted by the Uniform Commercial Code of the Commonwealth of Virginia, and one or more exercises of the powers herein granted shall not extinguish nor exhaust such powers, until the entire Property is sold or the Indebtedness is paid in full. The Grantor hereby expressly waives any right which it may have to direct the order in which any of the Property shall be sold in the event of any sale pursuant hereto. If the Indebtedness is now or hereafter further secured by any chattel mortgages, pledges, contracts or guarantees, assignments of lease or other security instruments, the Beneficiary may at its option exhaust the remedies granted under any of said security instruments, either concurrently or independently, and in such order as the Beneficiary may determine.

         Except as otherwise specifically provided herein, any sale of the Property shall be made in accordance with the provisions of Sections 55-59.1, 55-59.2, 55-59.3, 55-59.4 and 55-63 of the Code of Virginia (1950), as amended, or other applicable general local laws of the Commonwealth of Virginia or judicial rules or procedures relating to the foreclosure of deeds of trust.

         The Beneficiary, may, in addition to and not in abrogation of the rights covered under the immediately preceding subparagraph, or elsewhere in this ERROR! REFERENCE SOURCE NOT FOUND.,

Twin County Mall, Galax, Virginia
either with or without entry or taking possession as herein provided or otherwise, proceed by a suit or suits at law or in equity or by any other appropriate proceeding or remedy (i) to enforce payment of the Note or the performance of any term, covenant, condition or agreement of this Deed of Trust or any other right, and (ii) pursue any other remedy available to it, all as the Beneficiary in its sole discretion shall elect.

                  (g) Other Remedies. Beneficiary may exercise all rights and remedies contained in any other instrument, document, agreement or other writing heretofore, concurrently or in the future executed by Grantor or any other person or entity in favor of Beneficiary in connection with the Secured Obligations or any part thereof, without prejudice to the right of Beneficiary thereafter to enforce any appropriate remedy against Grantor. Beneficiary shall have the right to pursue all remedies afforded to a Beneficiary under applicable law, and shall have the benefit of all of the provisions of such applicable law, including all amendments thereto which may become effective from time to time after the date hereof.

                  (h) Sale of Personal Property. Beneficiary and/or Trustee, as required by applicable law, shall have the discretionary right to cause some or all of the Property, which constitutes personal property, to be sold or otherwise disposed of in any combination and in any manner permitted by applicable law.

                           (i)      For purposes of this power of sale,
Beneficiary and/or Trustee, as required by applicable law, may elect to treat as personal property any Property which is intangible or which can be severed from the Premises or Improvements without causing structural damage. If it chooses to do so, Beneficiary and/or Trustee, as required by applicable law, may dispose of any personal property, in any manner permitted by Article 9 of the Uniform Commercial Code of the State in which the Property is located, including any public or private sale, or in any manner permitted by any other applicable law.

                           (ii)     In connection with any sale or other
disposition of such Property, Grantor agrees that the following procedures constitute a commercially reasonable sale: Beneficiary shall mail written notice of the sale to Grantor not later than thirty (30) days prior to such sale. Beneficiary will publish notice of the sale in a local daily newspaper of general circulation. Upon receipt of any written request, Beneficiary will make the Property available to any bona fide prospective purchaser for inspection during reasonable business hours. Notwithstanding, Beneficiary shall be under no obligation to consummate a sale if, in its judgment, none of the offers received by it equals the fair value of the Property offered for sale. The foregoing procedures do not constitute the only procedures that may be commercially reasonable.

                  (i) Single or Multiple Foreclosure Sales. If the Property consists of more than one lot, parcel or item of property, Beneficiary and/or Trustee, as required by applicable law, may:

                           (i)      Designate the order in which the lots,
parcels and/or items shall be sold or disposed of or offered for sale or disposition; and

                           (ii)     Elect to dispose of the lots, parcels and/or
items through a single consolidated sale or disposition to be held or made under or in connection with judicial proceedings, or by virtue of a judgment and decree of foreclosure and sale; or through two or

Twin County Mall, Galax, Virginia
more such sales or dispositions; or in any other manner Beneficiary may deem to be in its best interests (any such sale or disposition, a "Foreclosure Sale;" and any two or more, "Foreclosure Sales").

                  If Beneficiary chooses to have more than one Foreclosure Sale, Beneficiary at its option may cause the Foreclosure Sales to be held simultaneously or successively, on the same day, or on such different days and at such different times and in such order as Beneficiary may deem to be in its best interests. No Foreclosure Sale shall terminate or affect the liens of this Deed of Trust on any part of the Property which has not been sold, until all of the Secured Obligations have been paid in full.

                  (j) Credit Bids. At any Foreclosure Sale, any person, including Grantor or Beneficiary, may bid for and acquire the Property or any part of it to the extent permitted by then applicable law.

         6.4 Application of Foreclosure Sale Proceeds. The proceeds of any sale of or any part thereof shall be applied by Trustee or Beneficiary to the extent that funds are so available therefrom in the following order of priority or as may be otherwise required by law:

                  (a) to discharge all taxes, levies, and assessment, with costs and interest if they have priority over the lien of this Deed of Trust, including the due pro rata thereof for the current year;

                  (b) to discharge in the order of their priority, if any, the remaining debts and obligations secured by this Deed of Trust up to a principal sum of $2,800,000.00 and any liens of record inferior to this Deed of Trust under which sale is made, with interest and other charges accrued thereon; and

                  (c) the residue of the proceeds shall be paid to the Grantor or his assigns; provided, however, that the Trustee as to such residue shall not be bound by any inheritance, devise, conveyance, assignment or lien of or upon the Grantor's equity, without actual notice thereof prior to distribution..

Beneficiary shall have no liability for any funds which it does not actually receive.

7.       THE TRUSTEE.

         7.1 Certain Rights. With the approval of Beneficiary, Trustee shall have the right to take any and all of the following actions: (i) to select, employ and consult with counsel (who may be, but need not be, counsel for Beneficiary) upon any matters arising hereunder, including the preparation, execution and interpretation of the Loan Documents, and shall be fully protected in relying as to legal matters on the advice of counsel, (ii) to execute any of the trusts and powers hereof and to perform any duty hereunder either directly or through his or her agents or attorneys, (iii) to select and employ, in and about the execution of his or her duties hereunder, suitable accountants, engineers and other experts, agents and attorneys-in-fact, either corporate or individual, not regularly in the employ of Trustee (and Trustee shall not be answerable for any act, default, negligence, or misconduct of any such accountant, engineer or other expert, agent or attorney-in-fact, if selected with reasonable care, or for any error of judgment or act done by

Twin County Mall, Galax, Virginia

Trustee in good faith, or be otherwise responsible or accountable under any circumstances whatsoever, except for Trustee's gross negligence or bad faith), and (iv) any and all other lawful action that Beneficiary may instruct Trustee to take to protect or enforce Beneficiary's rights hereunder. Trustee shall not be personally liable in case of entry by Trustee, or anyone entering by virtue of the powers herein granted to Trustee, upon the Premises for debts contracted for or liability or damages incurred in the management or operation of the Premises. Trustee shall have the right to rely on any instrument, document, or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine. Trustee shall be entitled to reimbursement for expenses incurred by Trustee in the performance of Trustee's duties hereunder and to reasonable compensation for such of Trustee's services hereunder as shall be rendered. Grantor will, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and save and hold Trustee harmless against, any and all liability and expenses which may be incurred by Trustee in the performance of Trustee's duties.

         7.2 Retention of Money. All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, and shall be segregated from any other moneys of Trustee.

         7.3 Successor Trustees. Trustee may resign by the giving of notice of such resignation in writing to Beneficiary. If Trustee shall die, resign or become disqualified from acting in the execution of this trust, or if, for any reason, Beneficiary, in Beneficiary's sole discretion and with or without cause, shall prefer to appoint a substitute trustee or multiple substitute trustees, or successive substitute trustees or successive multiple substitute trustees, to act instead of the aforenamed Trustee, Beneficiary shall have full power to appoint a substitute trustee (or, if preferred, multiple substitute trustees) in succession who shall succeed (and if multiple substitute trustees are appointed, each of such multiple substitute trustees shall succeed) to all the estates, rights, powers and duties of the aforenamed Trustee. Such appointment may be executed by any authorized agent of Beneficiary, and if such Beneficiary be a corporation and such appointment be executed on its behalf by any officer of such corporation, such appointment shall be conclusively presumed to be executed with authority and shall be valid and sufficient without proof of any action by the board of directors or any superior officer of the corporation. Grantor hereby ratifies and confirms any and all acts which the aforenamed Trustee, or his or her successor or successors in this trust, shall do lawfully by virtue hereof. If multiple substitute trustees are appointed, each of such multiple substitute trustees shall be empowered and authorized to act alone without the necessity of the joinder of the other multiple substitute trustees, whenever any action or undertaking of such substitute trustees is requested or required under or pursuant to this Deed of Trust or applicable law. Any prior election to act jointly or severally shall not prevent either or both of such multiple substitute Trustees from subsequently executing, jointly or severally, any or all of the provisions hereof.

         7.4 Perfection of Appointment. Should any deed, conveyance, or instrument of any nature be required from Grantor by any Trustee or substitute Trustee to more fully and certainly vest in and confirm to Trustee or substitute Trustee such estates, rights, powers, and duties, then, upon request by Trustee or substitute trustee, any and all such deeds, conveyances and instruments shall be made, executed, acknowledged, and delivered and shall be caused to be recorded and/or filed by Grantor.

Twin County Mall, Galax, Virginia

         7.5 Succession Instruments. Any substitute trustee appointed pursuant to any of the provisions hereof shall, without any further act, deed or conveyance, become vested with all the estates, properties, rights, powers, and trusts of its, his or her predecessor in the rights hereunder with like effect as if originally named as Trustee herein; but nevertheless, upon the written request of Beneficiary or of the substitute trustee, the Trustee ceasing to act shall execute and deliver any instrument transferring to such substitute trustee, upon the trusts herein expressed, all the estates, properties, rights, powers, and trusts of the Trustee so ceasing to act, and shall duly assign, transfer and deliver any of the property and moneys held by such Trustee to the substitute trustee so appointed in such Trustee's place.

         7.6 No Representation by Trustee or Beneficiary. By accepting or approving anything required to be observed, performed, or fulfilled or to be given to Trustee or Beneficiary pursuant to the Loan Documents, neither Trustee nor Beneficiary shall be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision, or condition thereof, and such acceptance or approval thereof shall not be or constitute any warranty or affirmation with respect thereto by Trustee or Beneficiary.

8.       MISCELLANEOUS PROVISIONS.

         8.1 Additional Provisions. The Loan Documents fully state all of the terms and conditions of the parties' agreement regarding the matters mentioned in or incidental to this Deed of Trust. The Loan Documents also grant further rights to Beneficiary and contain further agreements and affirmative and negative covenants by Grantor which apply to this Deed of Trust and to the Property.

         8.2      No Waiver or Cure.

                  (a) Each waiver by Beneficiary must be in writing, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from any delay or failure by Beneficiary to take action on account of any default of Grantor. Consent by Beneficiary to any act or omission by Grantor shall not be construed as a consent to any other or subsequent act or omission or to waive the requirement for Beneficiary's consent to be obtained in any future or other instance.

                  (b) If any of the events described below occurs, that event alone shall not: cure or waive any breach, Event of Default or notice of default under this Deed of Trust or invalidate any act performed pursuant to any such default or notice; or nullify the effect of any notice of default or sale (unless all Secured Obligations then due have been paid and performed and all other defaults under the Loan Documents have been cured); or impair the security of this Deed of Trust; or prejudice Beneficiary or any receiver in the exercise of any right or remedy afforded any of them under this Deed of Trust; or be construed as an affirmation by Beneficiary of any tenancy, lease or option, or a subordination of the lien of this Deed of Trust.

                           (i)      Trustee or Beneficiary, its agent or a
receiver takes possession of all or any part of the Property in the manner provided in Subsection 6.3(c).

Twin County Mall, Galax, Virginia

                           (ii)     Beneficiary collects and applies Rents as
permitted under Sections 2.3 and 6.6 above, either with or without taking possession of all or any part of the Property.

                           (iii)    Beneficiary or Trustee receives and applies
to any Secured Obligation any proceeds of any Property, including any proceeds of insurance policies, condemnation awards, or other claims, property or rights assigned to Beneficiary under Section 5.5 and Section 5.6 above.

                           (iv)     Beneficiary makes a site visit, observes the
Property and/or conducts tests as permitted under Section 5.13 above.

                           (v)      Beneficiary or Trustee receives any sums
under this Deed of Trust or any proceeds of any collateral held for any of the Secured Obligations, and applies them to one or more Secured Obligations.

                           (vi)     Beneficiary, Trustee or any receiver invokes
any right or remedy provided under this Deed of Trust.

         8.3      Powers of Beneficiary.

                  (a) If Beneficiary performs any act which it is empowered or authorized to perform under this Deed of Trust, including any act permitted by Section 5.8 or Subsection 6.3(d) of this Deed of Trust, that act alone shall not release or change the personal liability of any person for the payment and performance of the Secured Obligations then outstanding, or the lien of this Deed of Trust on all or the remainder of the Property for full payment and performance of all outstanding Secured Obligations. The liability of the original Grantor shall not be released or changed if Beneficiary grants any successor in interest to Grantor any extension of time for payment, or modification of the terms of payment, of any Secured Obligation. Beneficiary shall not be required to comply with any demand by the original Grantor that Beneficiary refuse to grant such an extension or modification to, or commence proceedings against, any such successor in interest.

                  (b) Beneficiary may take any of the actions permitted under Subsections 6.3(b) and/or 6.3(c) regardless of the adequacy of the security for the Secured Obligations, or whether any or all of the Secured Obligations have been declared to be immediately due and payable, or whether notice of default and election to sell has been given under this Deed of Trust.

                  (c) From time to time, Beneficiary may apply to any court of competent jurisdiction for aid and direction in executing and enforcing the rights and remedies created under this Deed of Trust. Beneficiary may from time to time obtain orders or decrees directing, confirming or approving acts in executing and enforcing these rights and remedies.

         8.4 Merger. No merger shall occur as a result of Beneficiary's acquiring any other estate in or any other lien on the Property unless Beneficiary consents to a merger in writing.

Twin County Mall, Galax, Virginia

         8.5 Joint and Several Liability. If Grantor consists of more than one person, each shall be jointly and severally liable for the faithful performance of all of Grantor's obligations under this Deed of Trust.

         8.6 Applicable Law. The creation, perfection and enforcement of the lien of this Deed of Trust shall be governed by the law of the State in which the property is located. Subject to the foregoing, in all other respects, this Deed of Trust shall be governed by the substantive laws of the Commonwealth of Virginia.

         8.7 Successors in Interest. The terms, covenants and conditions of this Deed of Trust shall be binding upon and inure to the benefit of the heirs, successors and assigns of the parties. However, this Section 8.7 does not waive the provisions of Section 6.1 above.

         8.8      Interpretation.

                  (a) Whenever the context requires, all words used in the singular will be construed to have been used in the plural, and vice versa, and each gender will include any other gender. The captions of the sections of this Deed of Trust are for convenience only and do not define or limit any terms or provisions. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to."

                  (b) The word "obligations" is used in its broadest and most comprehensive sense, and includes all primary, secondary, direct, indirect, fixed and contingent obligations. It further includes all principal, interest, prepayment charges, late charges, loan fees and any other fees and charges accruing or assessed at any time, as well as all obligations to perform acts or satisfy conditions.

                  (c) No listing of specific instances, items or matters in any way limits the scope or generality of any language of this Deed of Trust. The Exhibits to this Deed of Trust are hereby incorporated in this Deed of Trust.

         8.9 In-House Counsel Fees. Whenever Grantor is obligated to pay or reimburse Beneficiary for any attorneys' fees, those fees shall include the reasonable and customary allocated costs for services of in-house counsel.

         8.10 Waiver of Statutory Rights. To the extent permitted by law, Grantor hereby agrees that it shall not and will not apply for or avail itself of any appraisement, valuation, stay, extension or exemption laws, or any so-called "Moratorium Laws," now existing or hereafter enacted, in order to prevent or hinder the enforcement or foreclosure of this Deed of Trust, but hereby waives the benefit of such laws. Grantor for itself and all who may claim through or under it waives any and all right to have the property and estates comprising the Property marshalled upon any foreclosure of the lien hereof and agrees that any court having jurisdiction to foreclose such lien may order the Property sold as an entirety. Grantor hereby waives any and all rights of redemption from sale under any judgment of foreclosure of this Deed of Trust on behalf of Grantor and on behalf of each and every person acquiring any interest in or title to the Property of any nature whatsoever, subsequent to the date of this Deed of Trust. The foregoing waiver of right of redemption is made pursuant to the provisions of applicable law.

Twin County Mall, Galax, Virginia

         8.11 Severability. If any provision of this Deed of Trust should be held unenforceable or void, that provision shall be deemed severable from the remaining provisions and shall in no way affect the validity of this Deed of Trust except that if such provision relates to the payment of any monetary sum, then Beneficiary may, at its option, declare all Secured Obligations immediately due and payable.

         8.12 Notices. Any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing
(c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as copy is sent on the same day by overnight courier as set forth below::

Grantor:                   Glimcher Properties Limited Partnership
                           150 East Gay Street
                           Columbus, Ohio 43215
                           Attention: General Counsel
                           Telephone: (614) 887-5619
                           Facsimile: (614) 621-8863

With a copy to:            Squire, Sanders, & Dempsey
                           1300 Huntington Center
                           41 South High Street
                           Columbus, Ohio 43215
                           Attention: Kim A. Rieck, Esq.
                           Telephone: (614) 365-2804
                           Facsimile: (614) 365 2499

Trustee:                   Alexander Title Agency, Incorporated
                           7921 Jones Branch Drive, Suite 600
                           Attention: Trustee
                           McLean, Virginin 22102
                           Phone: 703-902-9700

Beneficiary:               KeyBank National Association
                           127 Public Square
                           Cleveland, Ohio 44114
                           Attention: Real Estate Capital
                           Phone: 216-689-4660
                           Facsimile: 216-689-4997

With a copy to:            Sonnenschein Nath & Rosenthal, LLP
                           8000 Sears Tower
                           233 South Wacker
                           Chicago, Illinois 60606
                           Attention: Pat Moran, Esq.

Twin County Mall, Galax, Virginia

                           Telephone 312-876-8132
                           Facsimile 312-876-7932

or at such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

         Any notice or demand delivered to the person or entity named above to accept notices and demands for Grantor shall constitute notice or demand duly delivered to Grantor, even if delivery is refused.

         8.13 Future Advances. This Deed of Trust is given to, and the parties intend that it shall secure indebtedness, exclusive of interest thereon, in a maximum amount equal to the Aggregate Commitment from time to time under the Credit Agreement which shall be an amount up to $150,000,000 which indebtedness may include advances made at the request of Grantor or its respective successor(s) in title after this Deed of Trust is filed of record to the fullest extent and with the highest priority contemplated by law (including disbursements that the Lenders may, but shall not be obligated to, make under this Deed of Trust, the Loan Documents or any other document with respect thereto) plus interest thereon, and any disbursements made for the enforcement of this Deed of Trust and any remedies hereunder, payment of taxes, special assessments, utilities or insurance on the Property and interest on such disbursements and all disbursements by Beneficiary pursuant to applicable law (all such indebtedness being hereinafter referred to as the maximum amount secured hereby). This Deed of Trust shall be valid and have priority to the extent of the maximum amount secured hereby over all subsequent liens and encumbrances, including statutory liens, excepting solely taxes and assessments levied on the Property given priority by law. All future advances under the Credit Agreement, the Notes, this Deed of Trust and the other Loan Documents shall have the same priority as if the future advance was made on the date that this Deed of Trust was recorded.

         8.14 Beneficiary's Lien for Service Charge and Expenses. At all times, regardless of whether any Loan proceeds have been disbursed, this Deed of Trust secures the payment of any and all loan commissions, service charges, liquidated damages, expenses and advances due to or incurred by Beneficiary not to exceed the maximum amount secured hereby. For purposes hereof, all obligations of Grantor to Beneficiary under all Rate Management Transactions and any indebtedness or obligation contained therein or evidenced thereby shall be considered an obligation of Grantor secured hereby, pursuant to the Credit Agreement; provided however that in no event shall the total amount secured hereby exceed $150,000,000.

         8.15 Advances. The loan evidenced by the Notes is a "revolving credit loan". The lien of the Deed of Trust shall secure all advances made pursuant to the terms of the Agreement to the same extent as if such future advances were made on the date of execution of the Deed of Trust, provided that such advances are made within twenty (20) years from the date hereof. Although there may be no indebtedness outstanding on the Note at the time any such advance is made, the lien of the Deed of Trust as to third persons without actual notice thereof, shall be valid as to all such indebtedness and future advances from the time this Deed of Trust is filed for record. The total amount of the indebtedness evidenced by the Notes and secured by the Deed of Trust may increase or decrease from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum amount specified in Section 7.14 plus interest thereon and any disbursements made for the payment of taxes, special assessments, insurance or other

Twin County Mall, Galax, Virginia
disbursements made pursuant to the terms of this Deed of Trust, the Credit Agreement, or the other Loan Documents.

         8.16 WAIVER OF TRIAL BY JURY. GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS DEED OF TRUST, THE NOTE, OR ANY OF THE OTHER LOAN DOCUMENTS, THE LOAN OR ANY OTHER STATEMENTS OR ACTIONS OF GRANTOR OR BENEFICIARY. GRANTOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS DEED OF TRUST AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. GRANTOR FURTHER ACKNOWLEDGES THAT
(i) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER,
(ii) THIS WAIVER IS A MATERIAL INDUCEMENT FOR BENEFICIARY TO MAKE THE LOAN, ENTER INTO THIS DEED OF TRUST AND EACH OF THE OTHER LOAN DOCUMENTS, AND (iii) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS IF FULLY INCORPORATED THEREIN.

         8.17 Incorporation of Credit Agreement and Environmental Indemnity Agreement. The terms and provisions of the Credit Agreement and that certain Environmental Indemnity Agreement (the "Indemnity") dated as of even date herewith, are incorporated herein by express reference. All advances and indebtedness arising and accruing under the Credit Agreement from time to time, whether or not the resulting indebtedness secured hereby may exceed the face amount of the Notes, shall be secured hereby to the same extent as though said Credit Agreement were fully incorporated in this Deed of Trust, and the occurrence of any Event of Default under said Credit Agreement shall constitute a Event of Default under this Deed of Trust entitling Beneficiary to all of the rights and remedies conferred upon Beneficiary by the terms of both this Deed of Trust and the Credit Agreement. Grantor hereby agrees to comply with all covenants and fulfill all obligations set forth in the Credit Agreement and Indemnity which pertain to the Premises as if Grantor were a party to such documents. In the event of any conflict or inconsistency between the terms of this Deed of Trust and the Credit Agreement or Indemnity, the terms and provisions of the Credit Agreement or Indemnity as the case may be, shall in each instance govern and control.

         8.18 Inconsistencies. In the event of any inconsistency between this Deed of Trust and the Credit Agreement, the terms hereof shall be controlling as necessary to create, preserve and/or maintain a valid security interest upon the Property, otherwise the provisions of the Credit Agreement shall be controlling.

         8.19 Partial Invalidity; Maximum Allowable Rate of Interest. Grantor and Beneficiary intend and believe that each provision in this Deed of Trust and the Notes comports with all applicable local, state and federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Deed of Trust or the Notes is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such portion, provision or provisions of this Deed of Trust and the Notes to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent both of Grantor and Beneficiary

Twin County Mall, Galax, Virginia
that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Deed of Trust and the Notes shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein, and that the rights, obligations and interest of Grantor and Beneficiary under the remainder of this Deed of Trust and the Notes shall continue in full force and effect. All agreements herein and in the Notes are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance of the Notes, or otherwise, shall the amount paid or agreed to be paid to the Holders for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under applicable usury laws. If, from any circumstances whatsoever, fulfillment of any provision hereof or of the Notes or any other agreement referred to herein, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable hereto, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity and if from any circumstance the Holders shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due under the Notes and not to the payment of interest.

         8.20 UCC Financing Statements. Grantor hereby authorizes Beneficiary to file UCC financing statements to perfect Beneficiary's security interest in any part of the Property. In addition, Grantor agrees to sign any and all other documents that Beneficiary deems necessary in its sole discretion to perfect, protect, and continue Beneficiary's lien and security interest in the Property.

         8.21 Applicable Law. This Deed of Trust shall be construed, interpreted and governed by the laws of the State in which the Premises are located.

         8.22 Certain Matters Relating to Property Located in the Commonwealth of Virginia . With respect to the Property which is located in the Commonwealth of Virginia, notwithstanding anything contained herein to the contrary:

         8.23 Statutory Provisions. Notwithstanding anything contained herein to the contrary, this Deed of Trust is made under and pursuant to the provisions of the Code of Virginia, Sections 55-59, 55-59.1, 55-59.2, 55-59.3, 55-59.4 and 55-60 as the same may be amended from time to time, and shall be construed to impose and confer upon the parties hereto and the Beneficiary all the rights, duties and obligations prescribed by said Sections, including without limitation the following rights, duties, and obligations described in short form:

                  (a)      All exemptions are hereby waived.

                  (b)      Subject to call on an Event of Default.

                  (c)      Renewal, extension, or reinstatement permitted.

                  (d) Substitution of Trustees collectively or of any of them individually by the Holder is permitted for any reason whatsoever, and any number of times without exhaustion of the right to do so.

Twin County Mall, Galax, Virginia

                  (e) the Trustee's commission in the event of advertisement but payment before sale, reasonable fees not in excess of 1% of the outstanding indebtedness.

                  (f)      Any trustee may act.

                  (g) the Trustee may require a deposit in the amount of One and One-half Percent (1.5%) of the unpaid principal indebtedness then secured hereby or Sixty Thousand Dollars ($60,000.00), whichever is greater, to accompany each bid at foreclosure sale or sale in lieu thereof.

Twin County Mall, Galax, Virginia

         IN WITNESS WHEREOF, Grantor has executed this Deed of Trust as of the date first above written.

                                Grantor:

                                GLIMCHER PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership, sole member

                                     By: Glimcher Properties Corporation, a
                                     Delaware corporation, Sole General Partner

                                          By: __________________________________
                                              George A. Schmidt,
                                              Executive Vice President

Twin County Mall, Galax, Virginia

STATE OF ____________      )

                           ) SS:

COUNTY OF __________       )

         The foregoing instrument was acknowledged before me this ____ day of October, 2003, by George A. Schmidt, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be the Executive Vice President of Glimcher Properties Corporation, a Delaware corporation, the Sole General Partner of Glimcher Properties Limited Partnership, a Delaware limited partnership the within named bargainor, and that he as such Executive Vice President, executed the foregoing instrument for the purpose therein contained, by signing the name of the company by himself as George A. Schmidt. He is personally known to me or has produced a State of ______________ driver's license as identification.

                                   Sign Name:___________________________________
                                                                   Notary Public

                                   Print Name:__________________________________

                                   Serial No. (if any):_________________________

                                               [NOTARIAL SEAL]

My Commission Expires:  ____________________

Twin County Mall, Galax, Virginia

                                    EXHIBIT A

                             DESCRIPTION OF PREMISES

                                ( SEE ATTACHED )

Twin County Mall, Galax, Virginia

                                    EXHIBIT B

                     List of Names and Addresses of Lenders

KEYBANK NATIONAL ASSOCIATION, as administrative agent and lender:
127 Public Square, Cleveland, Ohio 44114

Twin County Mall, Galax, Virginia